SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                             PATAPSCO BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
     0-11.

     1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                     [LETTERHEAD OF PATAPSCO BANCORP, INC.]




                               September 25, 2000







Dear Stockholder:

         You are invited to attend the annual meeting of stockholders of Patapsco Bancorp, Inc. to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 26, 2000 at 4:00 p.m.

         The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's wholly owned subsidiary, The Patapsco Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.



                                                     Sincerely,

                                                     /s/ Joseph J. Bouffard

                                                     Joseph J. Bouffard
                                                     President

--------------------------------------------------------------------------------
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
                                 (410) 285-1010
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 26, 2000
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 26, 2000 at 4:00 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company for terms of three years;

     2. The approval of the Patapsco Bancorp, Inc. 2000 Stock Option and Incentive Plan; and

     3. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 15, 2000 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Theodore C. Patterson

                                     THEODORE C. PATTERSON
                                     SECRETARY

Dundalk, Maryland
September 25, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 26, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 26, 2000 at 4:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 25, 2000.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dr. Theodore C. Patterson, Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 15, 2000 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 327,390 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of September 15, 2000, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.

                                                         AMOUNT AND          PERCENT OF
                                                          NATURE OF          SHARES OF
NAME AND ADDRESS                                         BENEFICIAL         COMMON STOCK
OF BENEFICIAL OWNER                                     OWNERSHIP (1)       OUTSTANDING
-------------------                                     -------------       ------------
Patapsco Bancorp, Inc.                                     41,341            12.6%
Employee Stock Ownership Plan ("ESOP")
1301 Merritt Boulevard
Dundalk, Maryland  21224

____________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors O'Neill, Patterson and Bouffard, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. At the Record Date, 22,872 shares had been allocated.



--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

         The Company's Board of Directors currently consists of six members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. Under the Company's Articles of Incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

         It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director of The Patapsco Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1995 in connection with the incorporation and organization of the Company, except for Mr. Waters who was appointed as a director in August 1999 to fill a vacancy on the Board of Directors. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                   YEAR FIRST
                                     AGE AT        ELECTED AS      CURRENT
                                    JUNE 30,        DIRECTOR OF      TERM
               NAME                   2000          THE BANK      TO EXPIRE
               ----                   ----         ----------     ---------

                                    BOARD NOMINEES FOR TERMS TO EXPIRE IN 2003

        Joseph J. Bouffard             50             1995           2000
        Nicole N. Glaeser              42             1993           2000

                                          DIRECTORS CONTINUING IN OFFICE

        Thomas P. O'Neill              47             1995           2001
        William R. Waters              57             1999           2001
        Douglas H. Ludwig              62             1992           2002
        Theodore C. Patterson          68             1979           2002

         Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

         JOSEPH J. BOUFFARD joined the Bank's predecessor, Patapsco Federal Savings and Loan Association (the "Association"), in April 1995 as its President and Chief Executive Officer. Prior to joining the Association, from December 1990 Mr. Bouffard was Senior Vice President of The Bank of Baltimore, and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Dundalk Community College Foundation. He is a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association. He served as Treasurer of the Neighborhood Housing Services of Baltimore and was a charter member and Treasurer of the TowsonTowne Rotary Club.

         NICOLE N. GLAESER is Budget Director for the Baltimore County Police Department, a position she has held since 1988, except for six months in 1992, during which time she served as Chief of Staff to the Baltimore County Executive. On a part-time basis, Ms. Glaeser is a practicing attorney and is also a Certified Public Accountant.

         THOMAS P. O'NEILL was named Chairman of the Board of the Company and the Bank in August 1999 and has been a director since 1995. He is a managing director of American Express Tax and Business Services. Formerly he was the managing partner of the regional accounting firm of Wolpoff & Company LLP, which merged with American Express Tax and Business Services in 1998. He joined Wolpoff as a staff accountant in 1974 and became a partner in 1983. Mr. O'Neill is a member of the American Institute of Certified Public Accountants, the Maryland Association of Certified Public Accountants and the Pennsylvania Associates of Certified Public Accountants. He has served on the boards of many charitable and civic groups.

         WILLIAM R. WATERS is a Vice President and owner of Scott Pontiac in Bel Air, Maryland. He is the President and owner of Bel Air Medicine Inc., which trades as The Medicine Shop. He is a member of the advisory board of Donahue-Hart and Associates, an insurance and financial services company located in Bel Air, Maryland. Mr. Waters also serves on the financial board of Grace Community Church of Perry Hall. He was formerly a member of the Board of the Bank's predecessor organization, Patapsco Federal Savings and Loan Association, from 1984 to 1994.

     DOUGLAS H. LUDWIG served as a teacher, counselor and principal in the high schools of the southeast area of the Baltimore County Public Schools until his retirement in 1992. Mr. Ludwig has been active in many community organizations during his 47 years of residence in Dundalk.

     THEODORE C. PATTERSON is Secretary of both the Company and the Bank and is a retired physician. Prior to his retirement in September 1996, he was the Medical Director of Meridian-Heritage Nursing Center and staff physician at the Fort Howard V.A. Medical Center. He is the recipient of many awards including
Dundalk Citizen of the Year for 1990, Baltimore County Physician Community Service Award, University of Maryland School of Medicine Dedicated Service Award, and most recently, the Distinguished Service Award given by the University of Maryland Medical Alumni Association. He has held leadership positions in a number of community organizations.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Bank who do not serve on the Board of Directors.

                                         AGE AT
                                        JUNE 30,
NAME                                      2000                TITLE WITH THE BANK
----                                    --------              -------------------

Debra L. Penczek                           44                 Vice President - Operations
Frank J. Duchacek, Jr.                     56                 Senior Vice President - Commercial Lending
Michael J. Dee                             40                 Vice President, Chief Financial Officer and
                                                                  Controller of the Company and the Bank
John W. McClean                            56                 Vice President - Real Estate Lending


     DEBRA L. PENCZEK has served in various capacities since joining the Bank in 1974 and has served in her present capacity as Vice President of Operations since 1992. Ms. Penczek is Secretary and the former President of the Breakfast Optimist Club of Dundalk, Lieutenant Governor of the Maryland-South Delaware Optimist District, President of the Dundalk Association of Business, Inc. and Director of the Maryland Institute of Financial Education. She is a past member of the Management Studies Advisory Board of Dundalk Community College, the Eastern Baltimore Area Chamber of Commerce, the North Point Peninsula Community Coordinating Council and the Sandy Plains Elementary School Improvement Team and various boards and committees of the Patapsco United Methodist Church.

     FRANK J. DUCHACEK, JR. is a Senior Vice President who joined the Bank in February 1996 as its Vice President of Commercial Lending. Prior to that time, Mr. Duchacek was a credit underwriter and business development officer for First Union Bank, successor of First Fidelity Bank, N.A. From 1989 to 1993, Mr. Duchacek was a department manager for commercial lending at Provident Bank of Maryland. During the preceding 28 years, Mr. Duchacek occupied various lending and management positions with Union Trust Bank and its successor, Signet Bank, Maryland. Mr. Duchacek is a Director of the Eastern Baltimore County Chamber of Commerce. Mr. Duchacek served as a member of the Maryland Home Improvement Commission and currently is active with St. John's Episcopal Church in Kingsville, Maryland.

     MICHAEL J. DEE joined the Company and the Bank in May 1999 as its Chief Financial Officer and Controller. From September 1997 to May 1999, Mr. Dee was Vice President of Management Accounting for Sandy Spring National Bank of Maryland. From May 1995 to October 1997, Mr. Dee was the Manager of Financial Planning and Analysis with United Press International in Washington, D.C. From December 1989 to March 1995, Mr. Dee was employed by The Bank of Baltimore and its successors, First Fidelity Bank, N.A. and First Union Bank, in a variety of financial positions. Mr. Dee is a Certified Management Accountant (CMA).

         JOHN W. MCCLEAN joined the Bank in August 1995 as its Vice President of Real Estate Lending. From January 1994 to August 1995, Mr. McClean was a self-employed business consultant. Prior to engaging in his own business, Mr. McClean was employed by Baltimore Bancorp from December 1990 as Vice President of the Bank of Baltimore's Asset Management and Disposition Group and from December 1985 as Senior Vice President and Chief Lending Officer of Municipal Savings Bank. Prior to that, Mr. McClean spent 20 years working for First National Bank of Maryland in the Commercial Real Estate Department. Mr. McClean is a past president of the Maryland Mortgage Bankers Association and has served on the Board of Neighborhood Housing Services of Baltimore. He is the Vice President of Finance of the Baltimore County Volunteer Firemen's Association and past President and current member of the Board of Directors of the Providence Volunteer Fire Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the year ended June 30, 2000, the Board of Directors of the Company met 18 times. No director of the Company attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended June 30, 2000 and the total number of meetings held by committees on which he or she served during such fiscal year.

         The Board of Directors' Audit Committee consists of Directors Ludwig and Glaeser, who serves as Chairperson. The Committee met four times during the year ended June 30, 2000 to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve Company policies.

         The Company's full Board of Directors acts as a nominating committee. The Company's full Board of Directors met once as a Nominating Committee during the year ended June 30, 2000. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation in its market area. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

         The Board of Directors' Compensation Committee consists of Directors Patterson, Bouffard and O'Neill. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee met five times during the year ended June 30, 2000.

EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 2000, 1999 and 1998 awarded to or earned by the Chief Executive Officer for services rendered in all capacities to the Company and the Bank during those years. No other executive officer of the Company earned salary and bonus in fiscal year 2000 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                              LONG-TERM COMPENSATION
                                                                           -------------------------
                                                                                    AWARDS
                                         ANNUAL COMPENSATION (1)           -------------------------
                                  -------------------------------------                   RESTRICTED     SECURITIES
NAME AND              FISCAL                           OTHER ANNUAL           STOCK       UNDERLYING      ALL OTHER
PRINCIPAL POSITION    YEAR        SALARY      BONUS    COMPENSATION (2)    AWARD(S)(3)      OPTIONS     COMPENSATION
------------------    ----        ------      -----    ----------------    -----------      -------     ------------

Joseph J. Bouffard    2000       $ 100,673   $ 15,122       $6,000        $     --             --         $ 21,908 (4)
 President and CEO    1999         100,000     12,295        6,000              --             --           17,193
                      1998         100,002     23,300        6,000              --             --           27,101

__________
 (1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in fiscal year 2000 did not exceed 10% of the executive officer's salary and bonus.
(2)      Consists of an automobile allowance.
(3) As of June 30, 2000, based on the closing sale price of the Common Stock of $22.25 as reported on the OTC Bulletin Board, the aggregate value of the 1,840 shares of restricted Common Stock held by Mr. Bouffard was $40,940. In addition, at June 30, 2000, the Company's MRP Trust held $819 in cash representing accrued dividends for the benefit of Mr. Bouffard. In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.
(4) For fiscal year 2000, such amount includes $4,737 of matching contributions under the Bank's 401(k) Plan and $17,171 in Common Stock allocated to Mr. Bouffard's account under the ESOP, based on the closing price of the Common Stock of $22.25 as quoted on the OTC Bulletin Board on June 30, 2000.

         Year-End Option Values. The following table sets forth information concerning the value as of June 30, 2000 of options held by the executive officer named in the Summary Compensation Table set forth above.

                                           NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                         UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR-END               AT FISCAL YEAR-END (1)
                                        ----------------------------         ----------------------------
NAME                                    EXERCISABLE   UNEXERCISABLE          EXERCISABLE    UNEXERCISABLE
----                                    -----------   --------------         -----------    -------------

Joseph J. Bouffard                        5,057         3,372                 $16,890        $11,262

____________
(1) Based on the difference between the fair market value of the underlying Common Stock of $22.25 as quoted on the OTC Bulletin Board on June 30, 2000 and the exercise price of $18.91 per share.

         No options were granted to or exercised by the named executive officer during the year ended June 30, 2000, and no options held by any executive officer of the Company repriced during the past fiscal year.

DIRECTOR COMPENSATION

         General. Each nonemployee member of the Company's Board of Directors receives a fee of $450 for each regular and special meeting attended of the Company's Board of Directors and $200 for each meeting attended of a committee of either the Company's or the Bank's Board of Directors. No fees are paid for attendance at meetings of the Bank's Board of Directors. The Chairman of the Board receives an additional $500 per month.

         Nonemployee directors also participate in the Company's 1996 Stock Option and Incentive Plan (the "Option Plan") Management Recognition Plan (the "MRP") and Incentive Compensation Plan (the "ICP"). During the year ended June 30, 2000, Mr. William Waters was granted an option to purchase 540 shares of Common Stock at an exercise price of $20.00 per share. The option has a ten-year term and becomes exercisable at the rate of 20% per year. In addition, during the year ended June 30, 2000, Mr. Waters was awarded 185 shares of restricted Common Stock under the MRP, with the award to vest at the rate of 20% per year. The other directors did not receive any awards under the Option Plan or the MRP during the year ended June 30, 2000. Nonemployee directors Glaeser, Ludwig, O'Neill and Patterson each received $3,368, and non employee Director Waters received $2,806, during the year ended June 30, 2000 under the ICP.

         Director Retirement Plan. The Bank's Board of Directors has adopted a retirement plan (the "Directors' Plan"), for each non-employee director (i) who is a voting member of the Bank's Board of Directors at any time on or after September 28, 1995, which is the plan's effective date and (ii) who is not an employee on the date of being both nominated and elected or reelected to the Bank's Board of Directors. Under the Directors' Plan, a participant who terminates service as a voting member of the Bank's Board of Directors will receive a payment equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $65,185. A participant's "Benefit Percentage" increases from 0% for less than five years of service on the Bank's Board of Directors to 30% for five years of service, and thereafter in additional increments of 7% for each year of service from six to fourteen years, to 100% for fifteen or more years of service. A participant's "Vested Percentage" begins at 50%, increases to 75% upon completion of one year of service following the effective date, and becomes 100% if the participant completes a second year of service following the effective date. However, a participant's Vested Percentage becomes 100% regardless of his or her years of service in the event the participant terminates service on the Bank's Board of Directors due to death, "disability," retirement at or after age 72, or in the event of a "change in control" (as such terms are defined in the Directors' Plan). The provision accelerating a participant's Vested Percentage due to a change in control may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

         Each participant may elect to receive his or her plan benefits either in a lump sum cash payment or in substantially equal annual payments over a period of up to ten years, in which event the undistributed portion of the participant's benefits will be credited with an annual rate of return equal to the Bank's highest rate of interest on certificates of deposit having a one year term. If a participant dies, his or her beneficiary will receive the participant's benefits in a lump sum (unless the participant elects a distribution period of up to ten years).

         The Bank will pay all plan benefits from its general assets, and expects to establish a trust in the event of a change in control of the Bank. All expenses associated with the implementation and maintenance of the trust will be paid by the Bank. The Bank will fund the trust through a lump sum deposit of an amount that is projected to be sufficient to pay each director the benefits to which he or she is entitled pursuant to the Directors' Plan as of the date of the change in control. Trust assets will be subject to the claims of the Bank's general creditors.

         During the year ended June 30, 2000, $6,010, $6,284, $4,851, $3,911 and
$0 were accrued under the Directors' Plan for the benefit of Directors Glaeser, Ludwig, O'Neill, Patterson and Waters, respectively.

EMPLOYMENT AGREEMENTS

         The Company and the Bank have entered into employment agreements (the "Employment Agreements") with Mr. Joseph J. Bouffard, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Bouffard is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors of the Company and the Bank. The Employment Agreements provide for a term of three years. On each anniversary date from the date of commencement of the Employment Agreements, the term of Mr. Bouffard's employment under the Employment Agreements may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the

Board of Directors that Mr. Bouffard's performance has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide Mr. Bouffard with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. Mr. Bouffard's base salary currently is $103,500. The Employment Agreements will terminate upon Mr. Bouffard's death or disability, and are terminable by the Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Bouffard without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining terms of the Employment Agreements plus an additional 12-month period (but not, from the Bank, in excess of three times his five years' average compensation). If the Employment Agreements are terminated due to Mr. Bouffard's "disability" (as defined in the Employment Agreements), he will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to establishment of Mr. Bouffard's disability. In the event of Mr. Bouffard's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the month in which his death occurs.

         The Employment Agreements provide that in the event of Mr. Bouffard's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreements) of the Bank or the Company, other than for "just cause," Mr. Bouffard will be paid within 10 days of such termination an amount equal to the difference between (i)
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that Mr. Bouffard receives on account of the change in control. The Employment Agreement with the Bank provides that within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bouffard's base amount, that will be used to pay Mr. Bouffard amounts owed to him upon termination, other than for just cause. The Employment Agreements also provide for a similar lump sum payment to be made in the event of Mr. Bouffard's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Bouffard. Such events generally relate to a reduction in Mr. Bouffard's salary, benefits or duties. The aggregate payments that would be made to Mr. Bouffard assuming his termination of employment under the foregoing circumstances at June 30, 2000 would have been approximately $309,465. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Mr. Bouffard prevails over the Company and the Bank in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         In January 1998, in order to provide Joseph J. Bouffard (the "Executive") with supplemental retirement benefits and thereby encourage his continuing service as President and Chief Executive Officer of the Company and the Bank, the Bank has entered into a Supplemental Executive Retirement Agreement (the "SERA") with the Executive. Pursuant to the terms of the SERA, the Bank established an account in the name of the Executive to which the Bank credits $439 on the first day of each month in which the Executive continues to be employed with the Bank. For each calendar year, the value of this account will appreciate or depreciate as if the account was invested in, at the election of the Executive, the highest rate paid by the Bank on certificates of deposit having a term of one year, a fund that invested in the Common Stock or a mutual fund agreed upon by the Bank and the Executive. Amounts credited to the Executive's account are unvested and forfeitable until the earlier of one of the following events (at which time the Executive becomes fully vested in his account): (i) the Executive's continued status as an employee through April 2, 2000; (ii) termination of the Executive's status as an employee due to his death or disability; or (iii) termination of the Executive's status as an employee either without Just Cause (as defined in the Employment Agreements) or on or after a Change in Control (as defined in the Employment Agreements).

         Upon his termination of employment from the Bank for a reason other than Just Cause, the balance in his account will be paid to the Executive either in a lump sum or in substantially equal annual installments over a period of up to ten years, with the first installment due on the first day of the second month after he leaves employment. If the Executive's employment with the Bank is terminated for Just Cause, he will forfeit the right to receive any payments pursuant to the SERA. In the event of a Change in Control, the present value of the benefits to which he is entitled shall be payable to the Executive in accordance with his distribution election form.

TRANSACTIONS WITH MANAGEMENT

         The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2000, the Bank's loans to directors and executive officers totaled $48,625, or .51% of the Company's stockholders' equity, at that date.

--------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

         The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                                AMOUNT AND                 PERCENT OF
                                                 NATURE OF                  SHARES OF
                                                BENEFICIAL                COMMON STOCK
NAME                                           OWNERSHIP (1)               OUTSTANDING
----                                           -------------              ------------

Joseph J. Bouffard                               16,149   (2)               4.8%
Nicole N. Glaeser                                 3,987                     1.2
Douglas H. Ludwig                                 5,492   (3)               1.7
Thomas P. O'Neill                                 4,098   (4)               1.2
Theodore C. Patterson                             6,606                     2.0
William R. Waters                                 2,150   (5)               0.7

All Executive Officers and Directors
   as a Group (10 persons)                       64,168   (6)              18.3

___________

(1) For the definition of beneficial ownership, see Footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Amounts shown include 6,743, 1,302, 1,558, 1,404, 1,770, 0 and 22,890 shares which may be acquired by Directors Bouffard, Glaeser, Ludwig, O'Neill, Patterson and Waters, and by all directors and executive officers of the Company as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date. Amounts shown 920, 205, 205, 55, 205, 0 and 3,416 shares of restricted Common Stock which are held in the MRP Trust for the benefit of Directors Bouffard, Glaeser, Ludwig, O'Neill, Patterson and Waters, and all executive officers and directors as a group, respectively, and which will vest within 60 days of the Record Date. Does not include shares with respect to which Directors O'Neill, Patterson and Bouffard share "voting power" by virtue of their positions as trustees of the trusts holding 41,341 shares under the Company's ESOP and 7,012 shares under the MRP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.
(2) Includes 100 shares owned by Mr. Bouffard's wife, 100 shares owned by Mr. Bouffard's wife as custodian for their son and 100 shares owned by Mr. Bouffard's son.
(3)  Includes 349 shares owned by Mr. Ludwig's wife.
(4)  Includes 100 shares owned by Mr. O'Neill as custodian for his daughter.
(5)  Includes 750 shares owned by Mr. Waters' wife.
(6) Includes shares held by certain directors and executive officers as custodian under the Uniform Transfer to Minors Act and by their spouses as set forth above. The amount shown includes 5,919 shares of Common Stock allocated to the accounts of all executive officers and directors as a group under the ESOP.

--------------------------------------------------------------------------------
             PROPOSAL II -- APPROVAL OF PATAPSCO BANCORP, INC. 2000
                         STOCK OPTION AND INCENTIVE PLAN
--------------------------------------------------------------------------------

GENERAL

         The Board of Directors of the Company has adopted the Patapsco Bancorp, Inc. 2000 Stock Option and Incentive Plan (the "Option Plan"), subject to its approval by the Company's stockholders. The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

         The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

         Effective Date. The Option Plan will become effective on the date of its approval by the Company's stockholders (the "Effective Date"), and prior thereto no awards may or will be made.

         Administration. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the Option Plan, to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to the Option Plan, and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the Option Plan. It is expected that the Committee will initially consist of Directors Patterson and O'Neill.

         Eligible Persons; Types of Awards. Under the Option Plan, the Committee may grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to such employees as the Committee shall designate. As of the Record Date, the Company and its subsidiaries had approximately 17 employees, five Non-employee Directors and two honorary directors who were eligible to participate in the Option Plan.

         Shares Available for Grants. The Option Plan reserves 20,000 shares of Common Stock for issuance upon the exercise of Options or SARs. Such shares may be (i) authorized but unissued shares, (ii) shares held in treasury, or (iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the Option Plan, and the number and kind of shares subject to outstanding Awards, and the exercise prices of such Awards. Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the Option Plan. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the Option Plan shall have been terminated, be available for the grant of additional Awards under the Option Plan.

         Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, the exercise price for an ISO may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.

         SARs. An SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. Also, the SAR may be for no more than the difference between the exercise price of the ISO and the market value of the shares at the time the SAR is exercised and is transferable only when the ISO is transferable and under the same conditions. For SARs granted in tandem with Options, the optionee's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, as the Committee prescribes in the grant, all or a percentage of the difference between
(i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

         Exercise of Options and SARs. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee. Unless the Committee chooses to make alternative arrangements, each Award shall become exercisable with respect to 20% of the underlying shares on each of the five annual anniversary dates of the date on which the Award occurred. Such vesting shall accelerate to 100% upon optionee's termination of service as an employee, director, or honorary director due to death, disability (as defined in the Option Plan) or retirement at or after age 65. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date three months after an optionee terminates service for a reason other than just cause, death, or disability,
(iii) the date one year after an optionee terminates service due to disability, or (iv) the date five years after an optionee terminates service due to death or retirement.

         Notwithstanding the provisions of any Award which provides for its exercise or vesting in installments, upon a "change in control," all Awards shall be immediately exercisable and fully vested. With respect to Options, at the time of a change in control, the optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the market value of the Common Stock subject to such Option over the exercise price of such Option, in exchange for the cancellation of such Option by the optionee. "Change in Control" as defined in the Option Plan means any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors,
(3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934),
(4) the acquisition of control of the Bank or the Company within the meaning of applicable regulations, or (5) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") (the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director.

         An optionee may exercise Options or SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock owned for more than six months, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise.

         Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

         Transferability. Optionees may transfer their Awards to family members or trusts under specified circumstances. Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

         Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Award then outstanding.

         Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected optionee, alter or impair any rights or obligations under any Award previously granted.

         Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

         The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the average market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

FEDERAL INCOME TAX CONSEQUENCES

         ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

         The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

         Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

         SARs. The grant of an SAR has no tax effect on the optionee or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the optionee in connection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

NEW PLAN BENEFITS

         Option awards are discretionary. The Company anticipates that Options will be granted to employees of the Company during the year ending June 30, 2001, although no specific determination has been made as to the specific amounts to be granted or as to who will receive grants during the year ending June 30, 2001 if the Option Plan is approved by stockholders at the Annual Meeting. All such Options (i) will be subject to the terms and conditions described above, and (ii) will automatically expire ten years after the date of their grant. The exercise price for these Options will equal the fair market value of the Common Stock on the date of grant. The closing sale price of the Common Stock on September 14, 2000, as reported on the OTC Bulletin Board, was $21.00 per share. No Options would have been granted to directors or officers during the year ended June 30, 2000 had the Option Plan been approved at last year's annual meeting.

RECOMMENDATION AND VOTE REQUIRED

         The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan in order to satisfy the requirements of the Code for favorable tax treatment of ISOs, and to exempt certain option transactions from the short-swing trading rules of the Securities and Exchange Commission ("SEC").

         Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes eligible to be cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.

--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         Anderson Associates, LLP ("Anderson"), which was the Company's independent certified public accounting firm for the 2000 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2001 fiscal year. A representative of Anderson Associates, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2000, all of the Reporting Persons complied with these reporting requirements.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2000 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 5, 2000. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than May 28, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Theodore C. Patterson

                                 THEODORE C. PATTERSON
                                 SECRETARY
Dundalk, Maryland
September 25, 2000

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.
--------------------------------------------------------------------------------

                                                                       Exhibit A
                             PATAPSCO BANCORP, INC.
                      2000 STOCK OPTION AND INCENTIVE PLAN


     1. PURPOSE OF THE PLAN.

     The purpose of this Patapsco Bancorp, Inc. 2000 Stock Option and Incentive Plan (the "Plan") is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2. DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a)  "Affiliate"  shall  mean  any  "parent   corporation"  or  "subsidiary
corporation"  of the  Company,  as such terms are defined in Section  424(e) and
(f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

     (d) "Bank" shall mean The Patapsco Bank.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the meaning of 12 C.F.R. Section 225.2(e) or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by the Company itself shall not constitute a "change in control"), or (5) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") (the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (h) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

     (i) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

     (j) "Company" shall mean Patapsco Bancorp, Inc.

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee, Director, or honorary Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus, advisory, or honorary capacity.

     (l) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (m) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (n) "Effective Date" shall mean the date specified in Paragraph 15 hereof.

     (o) "Employee" shall mean any person employed by the Company, the Bank or an Affiliate.

     (p) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

     (q) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (r) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (s) "Non-employee Director" shall mean any member of the Board who, at the time discretion under the Plan is exercised, is a "Non-employee Director" within the meaning of Rule 16b-3.

     (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (u) "Option" means an ISO and/or a Non-ISO.

     (v) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

     (w) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (x) "Plan" shall mean this Patapsco Bancorp, Inc. 2000 Stock Option and Incentive Plan.

     (y) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (z) "Share" shall mean one share of Common Stock.

     (aa) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock.

     (bb) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3. TERM OF THE PLAN AND AWARDS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 17 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns

Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4. SHARES SUBJECT TO THE PLAN.

     (a) General Rule. Except as otherwise required by the provisions of Paragraph 12 hereof, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 20,000 shares. Such Shares may be (i) authorized but unissued Shares, (ii) Shares held in treasury, or (iii) Shares held in a grantor trust. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 10 hereof, shall not be available for the grant of further Options under the Plan.

     5. ADMINISTRATION OF THE PLAN.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Disinterested Persons.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

     The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6. GRANT OF OPTIONS.

     (a) General Rule. Only Employees and Directors shall be eligible to receive Awards. In selecting those Employees and Directors to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees and Directors, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant.

     (b) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

     7. EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8. EXERCISE OF OPTIONS.

     (a) Generally. Except as otherwise determined by the Committee each Option shall become exercisable with respect to twenty percent (20%) of the Optioned Shares upon the Participant's completion of each of five Years of Service, provided that an Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to the Participant's Disability, death or retirement at or after age 65. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by
(1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock owned for more than six months, or a combination of cash and Common Stock owned for more than six months, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Common Stock owned for more than six months utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within three months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of --

     (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Association and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

     (2) Death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within five years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate, a duly established trust (in the case of a non-ISO) for the benefit of the participant's spouse, lineal ascendants or descendants, or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

     (3) Disability, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire.

     (4) Retirement on or after age 65, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his retirement, such Option may be exercised within five years from the date on which the Option would otherwise expire.

     (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     9. GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     (a) Grants. Grants of Non-ISOs to Non-employee Directors shall have an Exercise Price per Share equal to the Market Value of a Share on the date of the grant.

     (b) Terms of Exercise. Options received under the provisions of this Paragraph will become exercisable in accordance with the general rule set forth in Paragraph 8(a) hereof and shall be exercisable in accordance with the terms of Paragraph 8(b) hereof.

     Options granted under this Paragraph shall have a term of ten years; provided that Options granted under this Paragraph shall (i) become exercisable in accordance with paragraph 8(a) of the Plan, and (ii) expire one year after the date on which a Director terminates Continuous Service as a voting member on the Board, or five years after the date on which a Director retires at or after age 72, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph shall become immediately exercisable, and may be exercised within five years from the date of his death by the personal representatives of his estate, a duly established trust for the benefit of the Director's spouse lineal ascendants or descendants, or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's

Disability during his or her directorship, the Director's Option shall become immediately exercisable, and such Option may be exercised within one year of the termination of directorship due to Disability, but not later than the date that the Option would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

     (c) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     10. SARs (Stock Appreciation Rights)

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

          (1)  The SAR will expire no later than the ISO;

          (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;

          (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

          (4)  The SAR may be exercised only when the ISO may be exercised; and

          (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

     (c) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available. In no event, however, may an SAR be exercised within the six-month period following the date of its grant.

     The provisions of Paragraph 8(c) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     11. CHANGE IN CONTROL

     Notwithstanding the provisions of any Award which provides for its exercise or vesting in installments, upon a Change in Control, all Options and SARs shall be immediately exercisable and fully vested. With respect to Options, at the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

     12. EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) Special Rule for ISOs.  Any adjustment  made pursuant to  subparagraphs
(a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     13. NON-TRANSFERABILITY OF AWARDS.

         Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Options that are non-ISOs may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Paragraph. Options which are transferred pursuant to this Paragraph shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     14. TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award or the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     15. EFFECTIVE DATE.

     The Plan shall become effective immediately upon its approval by a favorable vote of stockholders owning at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. No Awards may be made prior to approval of the Plan by the stockholders of the Company.

     16. MODIFICATION OF AWARDS.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     17. AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan; provided that the provisions of Paragraph 9 may not be amended more than once every six months (other than to comport with changes in the Code or the regulations thereunder).

     No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     18. CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     19. RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     20. WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The amount of the withholding requirement shall be the applicable statutory minimum federal, state or local income tax with respect to the award on the date that the amount of tax is to be withheld.

     21. NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     22. GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, except to the extent that federal law shall be deemed to apply.

                                 REVOCABLE PROXY

--------------------------------------------------------------------------------
                             PATAPSCO BANCORP, INC.
                                Dundalk, Maryland
--------------------------------------------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 26, 2000

         The undersigned hereby appoints Douglas H. Ludwig, William L. Waters and Thomas P. O'Neill with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Patapsco Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday October 26, 2000, at 4:00 p.m., and at any and all adjournments thereof, as follows:

                                                                  VOTE
                                                     FOR         WITHHELD
                                                     ---         --------
1.       The election as directors of all
         nominees listed below (except as
         marked to the contrary below).              [  ]          [  ]

         Joseph J. Bouffard
         Nicole N. Glaeser

         INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

         ________________________________

                                                        FOR   AGAINST   ABSTAIN
2.       The approval of the Patapsco Bancorp, Inc.
         2000 Stock Option and Incentive Plan           [  ]   [  ]      [  ]


The Board of Directors recommends a vote "FOR" each of the nominees and the proposition listed above.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES AND THE OTHER PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated September 25, 2000 and an Annual Report to Stockholders.

Dated: ________________________, 2000




--------------------------------------     ------------------------------------
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER


--------------------------------------     ------------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


         Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------